THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT
Discovery Premier Group Retirement Annuity
Supplement to Prospectus Dated May 1, 2023
Supplement dated July 31, 2023
This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for insurance products issued by The Prudential Insurance Company of America. If you would like another copy of the current Prospectus, please call 1-877-778-2100.
We are issuing this supplement to update, effective July 1, 2023, the current expenses associated with the PSF PGIM Jennison Focused Blend Portfolio - Class I.
PROSPECTUS CHANGES
In the section entitled “Appendix A: Portfolios Available Under the Contract,” in the appendix of available portfolios, the row containing information for “PSF PGIM Jennison Focused Blend Portfolio - Class I” is updated to reflect the following (all other information in the appendix remains unchanged):
INVESTMENT OBJECTIVE	PORTFOLIO NAME AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/22)
			1 year	5 years	10 years
Seeks long-term growth of capital.	PSF PGIM Jennison Focused Blend Portfolio - Class I* Adviser: PGIM Investments, LLC Subadviser: Jennison Associates LLC	0.76%	-25.76%	6.74%	10.50%

* This portfolio is subject to an expense reimbursement or fee waiver arrangement. As a result, this portfolio’s annual expenses reflect temporary expense reductions. See the portfolio prospectus for additional information.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

2023-PROSUPP-3-DP